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________________________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ______________


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                ______________


       Date of Report (Date of earliest event reported):  July 12, 1999

                 PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED
            (Exact name of registrant as specified in its charter)

              DELAWARE                    0-29092           54-1708481
    (State or Other Jurisdiction of    (Commission        (IRS Employer
           Incorporation)              File Number)      Identification No.)

         1700 OLD MEADOW ROAD, SUITE 300, MCLEAN, VIRGINIA      22102
             (Address of principal executive offices)         (Zip Code)

      Registrant's telephone number, including area code:  (703) 902-2800

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ITEMS 1-4.   NOT APPLICABLE.

ITEM 5.

     Primus Telecommunications Group, Incorporated announced today that it has extended its exchange offer of its outstanding unregistered 11 1/4% Senior Notes due 2009 for registered 11 1/4% Senior Notes due 2009. The exchange offer will now expire at 5:00 p.m., New York City time, Monday, July 26, 1999, or such later date and time to which it may be subsequently extended.

ITEMS 6.   NOT APPLICABLE.

ITEMS 7.  c) Exhibits

          Exhibit 99.1  Press Release dated July 12, 1999, issued by the
Company.

ITEMS 8.   NOT APPLICABLE.


                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          PRIMUS TELECOMMUNICATIONS
                                           GROUP, INCORPORATED


                                          By:  /s/ John F. DePodesta
                                               ------------------------
                                               John F. DePodesta
                                               Executive Vice President


Date:  July 12, 1999